EXHIBIT 10.2

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called the "Amendment")
made as of April 30, 2001 by and among St. Mary Land & Exploration Company, a Delaware corporation ("Borrower"), Bank of America, N.A., individually and as
Agent ("Agent"), and the undersigned lenders (the "Lenders").

                              W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders entered into that certain Credit
Agreement dated as of June 30, 1998 (as heretofore amended, modified or supplemented, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement for the purposes described herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References
                           --------------------------

     Section 1.1. Terms Defined in the Original Agreement. Unless the context
                  ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. Other Defined Terms. Unless the context otherwise requires,
                  -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Amendment" means this Third Amendment to Credit Agreement.

          "Credit Agreement" means the Original Agreement as amended hereby.

                                   ARTICLE II.

               Amendment to Original Agreement and Designation of
               --------------------------------------------------
                          New Aggregate Borrowing Base
                          ----------------------------

     Section 2.1. Defined Terms. The following definitions in Section 1.1 of the
                  -------------
Original Agreement are hereby amended in their entirety to read as follows:

          "'Borrowing Base' means the Aggregate Borrowing Base."
           ----------------
          "'Interest Period' means, with respect to each particular Eurodollar
           -----------------
     Loan in a Borrowing, the period specified in the Borrowing Notice or
     Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or
     Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, or six months thereafter, as Borrower may elect in such notice; provided that: (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding
     Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business
     Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (c) notwithstanding the foregoing, any Interest Period selected for a Tranche A Loan which would otherwise end after the last day of the Tranche A Revolving Period, as the case may be, shall end on the last day of such period (or, if the last day of such period is not a Business Day, on the next preceding Business Day)."

          "'Loans' means all Tranche A Loans."
           -------
          "'Notes' means all Tranche A Notes."
           -------
          "'Tranche A Borrowing Base' means the Aggregate Borrowing Base."
           --------------------------
     Section 2.2. Deletion of Definitions. The definitions of "Tranche B
                  -----------------------
Commitment," "Tranche B Excess Debt," "Tranche B Facility Usage," "Tranche B
Loan," "Tranche B Maturity Date," "Tranche B Note" and "Tranche B Revolving
Period" in Section 1.1 of the Original Agreement are hereby deleted in their entirety.

     Section 2.3. Tranche B Loans. Sections 2.1(b) and (c) of the Original
                  ---------------
Agreement are hereby deleted in their entirety and replaced with the following:

          "(b) [Reserved.]"

                                        2

     Section 2.4. Continuations and Conversions of Existing Loans. The first
                  -----------------------------------------------
paragraph of Section 2.3 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

     "Section 2.3. Continuations and Conversions of Existing Loans. With respect
                   -----------------------------------------------
to Tranche A Loans, Borrower may elect to convert Tranche A Loans that are Base
Rate Loans to Tranche A Loans that are Eurodollar Loans, to convert Tranche A
Loans that are Eurodollar Loans to Tranche A Loans that are Base Rate Loans on the last day of the Interest Period applicable thereto, and to continue Tranche
A Loans that are Eurodollar Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, Borrower may combine existing Tranche A
Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Tranche A Loans made pursuant to one Borrowing into separate new
Borrowings, provided that Borrower may have no more than five Borrowings of
Tranche A Loans that are Eurodollar Loans outstanding at any time. To make any such election, Borrower must give to Agent written notice (or telephonic notice promptly confirmed in writing) of any such conversion or continuation of existing Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:"

     Section 2.5. Interest Rates and Fees. Section 2.5 of the Original Agreement
                  -----------------------
is hereby deleted in its entirety and replaced with the following:

          "Section 2.5. Interest Rates and Fees.
                        -----------------------
               (a) Interest Rates. Each Base Rate Loan shall bear interest on
                   --------------
          each day outstanding at the Adjusted Base Rate in effect on such day.
          Each Eurodollar Loan shall bear interest on each day during the related Interest Period at the related Adjusted Eurodollar Rate in effect on such day.

               (b) Tranche A Loan Commitment Fee. In consideration of Lenders'
                   -----------------------------
          commitment to enter into this Agreement and to advance funds to
          Borrower as Tranche A Loans, Borrower will pay to Agent, for pro rata distribution to each Lender in accordance with its Percentage Share, a commitment fee determined on a daily basis by applying the Tranche A
          Commitment Fee Rate to such Lender's Percentage Share of the unused portion of the Tranche A Borrowing Base on each day during the Tranche
          A Revolving Period, determined for each such day by deducting from the amount of the Tranche A Borrowing Base at the end of such day the
          Tranche A Facility Usage. Promptly at the end of each Fiscal Quarter and at the end of the Tranche A Revolving Period, Agent shall calculate the commitment fee then due and shall notify Borrower thereof. Borrower shall pay such commitment fee to Agent within five
          Business Days after receiving such notice. As used in this section,
          "Tranche A Commitment Fee Rate" means:

                                        3

                    (i) when the Debt to Capitalization Ratio in effect
               hereunder is less than 0.50 to 1.0, 0.25% per annum; or

                    (ii) when the Debt to Capitalization Ratio in effect
               hereunder is greater than or equal to 0.50 to 1.0, 0.50% per annum.

               (c) [Reserved.]

               (d) Facility Fees. Each time the Aggregate Borrowing Base is
                   -------------
          redetermined pursuant to Section 2.9 and the amount of the new
          Aggregate Borrowing Base exceeds the Aggregate Borrowing Base previously in effect hereunder (the amount of such excess is herein called the "Increased Aggregate Borrowing Base Amount"), Borrower
          shall pay to Agent, for pro rata distribution to each Lender in accordance with its Percentage Share, a facility fee in an amount equal to 0.125% of the Increased Aggregate Borrowing Base Amount. All
          calculations of facility fees made pursuant to this section shall be made after the acceptance of the Aggregate Borrowing Base by Borrower pursuant to Section 2.10.

               (e) [Reserved.]

               (f) Other Fees. In addition to all other amounts due to Agent
                   ----------
          under the Loan Documents, Borrower will pay fees to Agent as described in a letter agreement of even date herewith between Agent and
          Borrower.

               (g) Changes in Base Rate Margin, Eurodollar Margin, and Tranche A
                   -------------------------------------------------------------
          Commitment Fee Rate.
          -------------------
                    (i) Initial Debt to Capitalization Ratio. The Debt to
                        ------------------------------------
               Capitalization Ratio in effect from the date hereof until changed as herein provided is 0.125 to 1.0.

                    (ii) Decreases In Rates. Any reduction in the Adjusted Base
                         ------------------
               Rate, the Adjusted Eurodollar Rate or the Tranche A Commitment
               Fee Rate (in this section collectively called the "Rates") as a result of a change in the Debt to Capitalization Ratio shall be requested by Borrower in a certificate delivered to Agent in which Borrower certifies as to the Debt to Capitalization Ratio in effect on the date thereof. Together with any such
               certificate, Borrower shall deliver to Agent true and correct financial statements of Borrower, in form and substance
               satisfactory to Agent, supporting Borrower's calculation of such
               Debt to Capitalization Ratio. If Agent determines Borrower's calculation is correct, the reduction in the Rates shall become effective on the fifth Business Day following the date on which such notice is given to Agent or Lenders otherwise become aware of such a change in the Debt to Capitalization Ratio; provided that with respect to Committed Eurodollar Loans, such decrease shall apply only to Eurodollar Loans Continued or converted after such effective date.

                                        4

                    (iii) Increases In Rates. With respect to any increase in
                          ------------------
               the Rates, Borrower must notify Agent of any change in the Rates as a result of a change in the Debt to Capitalization Ratio. Any such increase in the Rates shall become effective on the fifth
               Business Day following the date on which such notice is given to
               Agent or Lenders otherwise become aware of such a change in the
               Debt to Capitalization Ratio; provided that with respect to
               Eurodollar Loans, such increase shall apply only to Eurodollar
               Loans made, continued or converted after such effective date."

     Section 2.6. Required Principal Payments. Section 2.7 of the Original
                  ---------------------------
Agreement is hereby deleted in its entirety and replaced with the following:

     "Section 2.7. Required Principal Payments.
                   ---------------------------
          (a) Mandatory Prepayments. If at any time the Tranche A Facility Usage
              ---------------------
     is in excess of the Tranche A Borrowing Base (such excess being herein called the "Tranche A Excess Debt"), Borrower shall, within ten Business
     Days after Agent gives notice of such fact to Borrower, notify Agent that
     Borrower will do one of the following:

               (i) within thirty (30) calendar days, prepay the principal of the
          Tranche A Loans in an aggregate amount at least equal to such Tranche
          A Excess Debt (or, if the Tranche A Loans have been paid in full, pay to LC Issuer LC Collateral as required under Section 2.15(a)), or

               (ii) prepay the principal of the Tranche A Loans in up to six monthly installments in an aggregate amount at least equal to the
          Tranche A Excess Debt, with each such installment equal to or in excess of one-sixth of such Tranche A Excess Debt, and with the first such installment to be paid one month after the giving of such notice and the subsequent installments to be due and payable at one month intervals thereafter until such Tranche A Excess Debt has been eliminated, or

               (iii) within thirty (30) calendar days, convert the aggregate outstanding principal amount of the Tranche A Notes to a term loan, which shall be subject to the provisions of paragraph 2.7(c).

          Borrower shall make the payment(s) or conversion selected by Borrower as described above. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

                                        5

               (b) [Reserved.]

          Failure to timely comply with this paragraph 2.7(b) shall be an immediate Event of Default.

               (c) Regularly Scheduled Payments of Principal of Tranche A Note.
                   -----------------------------------------------------------
          The principal of the Tranche A Note shall be due and payable in twenty
          (20) quarterly installments, each of which shall be equal to the greater of (i) one-twentieth (1/20) of the aggregate unpaid principal balance of the Tranche A Note at the end of the Tranche A Revolving
          Period or (ii) sixty percent (60%) of the Net Oil and Gas Revenues during the applicable Accounting Quarter, and shall be due and payable on the last day of each Fiscal Quarter, beginning March 31, 2001 and continuing regularly thereafter until the Tranche A Maturity Date, at which time the unpaid principal balance of the Tranche A Note and all interest accrued thereon shall be due and payable in full."

     Section 2.7. Acceptance and Application of Aggregate Borrowing Base.
                  ------------------------------------------------------
Section 2.10 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

          "Section 2.10 Acceptance and Application of Aggregate Borrowing Base.
                        ------------------------------------------------------
     Within ten days after the Agent has given written notice to Borrower of the
     Aggregate Borrowing Base offered by the Agent for a period, Borrower shall give Agent written notice of Borrower's acceptance of all or a portion of the Aggregate Borrowing Base for such period. Such Aggregate Borrowing Base shall be effective as of the date so accepted by Borrower until the date on which a new Aggregate Borrowing Base is accepted by Borrower."

     Section 2.8. LC Obligations in Excess of Borrowing Base. Section 2.15(a) of
                  ------------------------------------------
the Original Agreement is hereby deleted in its entirety and replaced with the following:

          "(a) LC Obligations in Excess of Borrowing Base. If the outstanding LC
               ------------------------------------------
     Obligations exceed the Aggregate Borrowing Base, then in addition to prepayment of the entire principal balance of the Loans pursuant to Section
     2.7 Borrower will immediately pay to LC Issuer an amount equal to such excess. LC Issuer will hold such amount as security for the remaining LC
     Obligations (all such amounts held as security for LC Obligations being herein collectively called "LC Collateral") until such LC Obligations become Matured LC Obligations, at which time such LC Collateral may be applied to such Matured LC Obligations. Neither this subsection nor the following subsection shall, however, limit or impair any rights which LC
     Issuer may have under any other document or agreement relating to any
     Letter of Credit or LC Obligation, including any LC Application, or any rights which any Lender Party may have to otherwise apply any payments by
     Borrower and any LC Collateral under Section 3.1."

                                        6

     Section 2.9. Resignation of Agent. Section 9.10 of the Original Agreement
                  ---------------------
is hereby deleted in its entirety and replaced with the following:

          "Section 9.10. Resignation. Agent may resign at any time by giving
                         -----------
     written notice thereof to Lenders and Borrower. Each such notice shall set forth the date of such resignation. Upon any such resignation, Majority
     Lenders shall have the right to appoint a successor Agent, which shall be, so long as no Default or Event of Default or Tranche A Excess Debt exists, subject to Borrower's approval, which shall not be unreasonably withheld. A successor must be appointed for any retiring Agent, and such Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Agent's resignation, no successor Agent has been appointed and has accepted such appointment, then the retiring Agent may appoint a successor Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation hereunder the provisions of this Article
     IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents."

     Section 2.10. References to Tranche B Loans; Exhibit A-2. Any reference to
                   ------------------------------------------
Tranche B Loans in the original Agreement or in any other Loan Document shall be deleted and shall no longer be in effect. Exhibit A-2 of the Original Agreement is hereby deleted in its entirety.

     Section 2.11. Exhibit B. Exhibit B of the Original Agreement is hereby
                   ---------
deleted in its entirety and replaced with Exhibit B attached hereto.

                                  ARTICLE IIA.

                          New Aggregate Borrowing Base
                          ----------------------------

     Section 2.1A. New Aggregate Borrowing Base. Pursuant to Section 2.9, Agent
                   ----------------------------
hereby notifies Borrower that the Aggregate Borrowing Base shall be $170,000,000 from the date hereof until the next Determination Date.

                                        7

                                  ARTICLE III.

                           Conditions of Effectiveness
                           ---------------------------

     Section 3.1. Effective Date. This Amendment shall become effective as of
                  --------------
the date first above written when and only when:

          (a) Agent shall have received all of the following, at Agent's office, duly executed and delivered and in form and substance satisfactory to
     Agent, all of the following:

               (i) this Amendment;

               (ii) a certificate of the Secretary of Borrower dated the date of this Amendment certifying: (i) that the resolutions attached to that certain Omnibus Certificate dated as of June 30, 1998 (the "Original
          Certificate") authorize the execution, delivery and performance of this Amendment by Borrower; (ii) that the names and true signatures of the officers of the Borrower attached to the Original Certificate are authorized to sign this Amendment; and (iii) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

               (iii) such other supporting documents as Agent may reasonably request; and

          (b) Borrower shall have paid, in connection with such Loan Documents, all fees and reimbursements to be paid to Agent pursuant to any Loan
     Documents, or otherwise due Agent and including fees and disbursements of
     Agent's attorneys.

                                   ARTICLE IV.

                         Representations and Warranties
                         ------------------------------

     Section 4.1. Representations and Warranties of Borrower. In order to induce
                  ------------------------------------------
each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

          (a) The representations and warranties contained in Article V of the
     Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) Borrower has duly taken all action necessary to authorize the execution and delivery by it of this Amendment and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder. Borrower is duly authorized to borrow funds under the Credit Agreement.

                                        8

          (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of
     Borrower, or (3) any agreement, judgment, license, order or permit applicable to or binding upon Borrower, (ii) result in the acceleration of any Indebtedness owed by Borrower, or (iii) result in or require the creation of any Lien upon any assets of properties of Borrower. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, and Tribunal or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment or to consummate any transactions contemplated hereby.

          (d) When duly executed and delivered, each of this Amendment and the
     Credit Agreement will be a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

          (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 2000 fairly present Borrower's Consolidated financial position at such dates and the Consolidated results of Borrower's operations and Borrower's Consolidated cash flows for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since such dates no Material
     Adverse Change has occurred.

                                   ARTICLE V.

                                  Miscellaneous
                                  -------------

     Section 5.1. Ratification of Agreements. The Original Agreement as hereby
                  --------------------------
amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected hereby, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of
Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section 5.2. Survival of Agreements. All of Borrower's representations,
                  ----------------------
warranties, covenants and agreements herein shall survive the execution and delivery of this Amendment and the performance hereof, including the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full to each Lender and all of Lender Parties' obligations to
Borrower are terminated. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit
Agreement to any Lender shall be deemed representations and warranties by
Borrower or agreements and covenants of Borrower under this Amendment and under the Credit Agreement.

                                        9

     Section 5.3. Loan Documents. This Amendment is a Loan Document, and all
                  --------------
provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     Section 5.4. Governing Law. This Amendment shall be deemed a contract and
                  -------------
instrument made under the laws of the State of Colorado and shall be construed and enforced in accordance with and governed by the laws of the State of
Colorado and the laws of the United States of America, without regard to the principles of conflicts of law.

     Section 5.5. Counterparts. This Amendment may be separately executed in any
                  ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same
Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO
UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

                                       10

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              ST. MARY LAND & EXPLORATION COMPANY

                              By: /S/RICHARD C. NORRIS
                                  --------------------
                                  Name:Richard C. Norris
                                       -----------------
                                  Title:Vice President-Finance
                                        ----------------------

                                  Address:

                                  1776 Lincoln Street
                                  Denver, Colorado 80203
                                  Attention:    Richard C. Norris
                                  Fax:          (303) 861-0934

                              BANK OF AMERICA, N.A.
                              Agent, LC Issuer and Lender

                              By: /S/TRACEY S. BARCLAY
                                  --------------------
                                  Tracey S. Barclay
                                  Principal

                                  Address:
                                  901 Main Street, 64th Floor
                                  Dallas, Texas  75202
                                  Fax:          (214) 290-8371

                                  with a copy to:

                                  Tracey S. Barclay
                                  Bank of America, N.A.
                                  700 Louisiana Street, 8th Floor
                                  Houston, TX  77002
                                  Fax:          (713) 247-6285

                               COMERICA BANK-TEXAS
                               a Lender

                               By: /S/THOMAS RAJAN
                                   ---------------
                                   Thomas Rajan
                                   Vice President

                                   Address:
                                   P.O. Box 650282
                                   MC 6593
                                   Dallas, Texas  75265-0282
                                   Telephone:     (214) 969-6565
                                   Fax:           (214) 969-6561

                                WELLS FARGO BANK WEST, N.A.
                                a Lender

                                By: /S/THOMAS M. FONCANNON
                                    ----------------------
                                    Thomas M. Foncannon
                                    Senior Vice President

                                    Address:

                                    1740 Broadway
                                    Denver, Colorado  80274-8699
                                    Attention:   Thomas M. Foncannon
                                    Fax:         (303) 863-5196